EXHIBIT 10.7.3

YRC WORLDWIDE INC.
2019 INCENTIVE AND EQUITY AWARD PLAN
1.Definitions. In this Plan, except where the context otherwise indicates, the following definitions shall apply:
1.1     “Affiliate” means a corporation, partnership, business trust, limited liability company, or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or indirectly.
1.2     “Agreement” means a written agreement or other document evidencing an Award that shall be in such form as the Committee may specify. The Committee in its discretion may, but need not, require a Participant to sign an Agreement.
1.3     “Automatic Adjustment Event” means a change in the outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or any other similar transaction.
1.4 “Award” means a grant of:
(a)    an Option;
(b)    a SAR;
(c)    Restricted Stock;
(d)    a Restricted Stock Unit;
(e)    a Performance Award; or
(f)    an Other Stock-Based Award.
1.5 “Board” means the Board of Directors of the Company.
1.6     “Change of Control” means the occurrence of any one of the following transactions:
(a)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company (“Excluded Persons”)) becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding an acquisition pursuant to a Business Transaction (as defined below) that does not constitute a “Change of Control” thereunder;
(b)    during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
(c)    a merger or consolidation of the Company or any direct or indirect subsidiary of the Company (a “Business Transaction”) with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or its successor (or the ultimate parent company of the Company or its successor) outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than Excluded Persons) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change of Control of the Company; or
(d)    a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale (or to an entity controlled by such person or persons).
Notwithstanding the foregoing, a Change of Control shall not occur for purposes of this Plan in the case of Awards that are subject to the requirements of Section 409A of the Code unless such Change of Control constitutes a “change in control event” as defined in Section 409A of the Code and the regulations thereunder.”
1.7 “Code” means the Internal Revenue Code of 1986, as amended.
1.8     “Committee” means the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director and (b) an “independent director” under the rules of the principal securities market on which the Company’s Shares are traded. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

In its sole discretion, the Committee may delegate to a committee, a subcommittee or one or more persons the authority to grant or amend Awards to Participants other than Awards to senior executives of the Company who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any regulations or rules issued thereunder, are required to be determined in the sole discretion of independent outside directors. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board unless the Board determines otherwise.
1.9     “Common Stock” means the Company’s common stock, par value $0.01 per share.
1.10 “Company” means YRC Worldwide Inc. and any successor thereto.
1.11    “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option or SAR in accordance with the terms of Section 8.
1.12     “Date of Grant” means the date on which an Award is granted under this Plan.
1.13 “Eligible Person” means any person who is:
(a)    an Employee;
(b)    hired to be an Employee;
(c)    a Non-Employee Director; or
(d)    a consultant or independent contractor to the Company or an Affiliate provided, however, that a consultant or independent contractor may become a Participant in this Plan only if the consultant or independent contractor: (i) is a natural person; (ii) provides bona fide services to the Company; and (iii) provides services that are not in connection with the offer or sale of the Company's securities in a capital-raising transaction and do not promote or maintain a market for the Company's securities.
1.14     “Employee” means any person that the Committee determines to be an employee of the Company or an Affiliate.
1.15     “Exercise Price” means the price per Share at which an Option may be exercised.
1.16     “Fair Market Value” means an amount equal to the then fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose. Unless the Committee determines otherwise, if the Common Stock is traded on a securities exchange or automated dealer quotation system, fair market value shall be the last sale price for a Share, as of the relevant date, on such securities exchange or automated dealer quotation system as reported by such source as the Committee may select.

1.17     “Incentive Stock Option” means an Option granted under this Plan that the Committee designates as an incentive stock option under Section 422 of the Code.
1.18     “Non-Employee Director” means any member of the Company’s or an Affiliate’s Board of Directors who is not an Employee.
1.19     “Nonqualified Stock Option” means an Option granted under this Plan that is not an Incentive Stock Option.
1.20     “Option” means an option to purchase Shares granted under this Plan in accordance with the terms of Section 6.
1.21     “Option Period” means the period during which an Option may be exercised.
1.22     “Other Stock-Based Award” means an Other Stock-Based Award as defined in Section 13.
1.23     “Participant” means an Eligible Person who has been granted an Award hereunder.
1.24     “Performance Award” means a performance award granted under this Plan in accordance with the terms of Section 11.
1.25     “Performance Goals” means performance-based goals established by the Committee.
1.26     “Performance Period” means the fiscal year of the Company or other period designated by the Committee with respect to which the Performance Goals will be measured.
1.27     “Plan” means this YRC Worldwide Inc. 2019 Incentive and Equity Award Plan, as amended from time to time
1.28     “Related Option” means an Option in connection with which, or by amendment to which, a SAR is granted.
1.29     “Related SAR” means a SAR granted in connection with, or by amendment to, an Option.
1.30     “Restricted Stock” means Shares granted under this Plan pursuant to the provisions of Section 9.
1.31     “Restricted Stock Units” means an award providing for the contingent grant of Shares (or the cash equivalent thereof) pursuant to the provisions of Section 10.
1.32     “SAR” means a stock appreciation right granted under this Plan in accordance with the terms of Section 7.

1.33     “Section 422 Employee” means an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (both as defined in Sections 424(e) and (f) of the Code) with respect to the Company.
1.34 “Share” means a share of Common Stock.
1.35     “Substitute Award” means an Award granted under this Plan pursuant to the provisions of Section 17.2.
1.36     “Ten-Percent Stockholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (both as defined in Sections 424(e) and (f) of the Code) with respect to the Company.
1.37     “Construction”. Unless the context expressly requires the contrary, references in this Plan to (a) the term “Section” refers to the sections of this Plan, and (b) the word “including” means “including without limitation.”
2.    Purpose. This Plan is effective February 11, 2019 (the “Effective Date”) subject to the approval of the Company’s stockholders at the Company’s shareholder meeting occurring in 2019. The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Persons of outstanding ability and to align interests with those of the stockholders of the Company and its Affiliates.
3.    Administration. The Committee shall administer this Plan and shall have plenary authority, in its discretion, to grant Awards to Eligible Persons, subject to the provisions of this Plan. The Committee shall have plenary authority and discretion, subject to the provisions of this Plan, to determine the Eligible Persons to whom it grants Awards, the terms (which terms need not be identical) of all Awards, including the Exercise Price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, any exceptions to nontransferability, and any Performance Goals applicable to Awards. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of this Plan, the Committee shall have plenary authority to interpret this Plan and Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of this Plan and Awards granted hereunder. The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final. The Committee may delegate its authority under this Section 3 and the terms of this Plan to such extent it deems desirable and is consistent with the requirements of applicable law.
4.    Eligibility. Awards may be granted only to Eligible Persons.
5.    Stock Subject to Plan.

5.1     Number of Shares. Subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued under this Plan is 3,250,000 Shares, provided that Substitute Awards shall not be counted against the maximum number of Shares. Notwithstanding the foregoing, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall be 1,500,000. Shares issued under this Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been, or may be, reacquired by the Company in the open market, in private transactions or otherwise.
5.2     Maximum Grant. The maximum number of Options or SARs which may be granted to an Eligible Person during any calendar year is 625,000.
5.3     Adjustments to Number of Shares. If any Shares subject to an Award are forfeited, if an Award otherwise terminates or expires without all of the Shares covered by the Award being issued or if an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all of the Shares subject to the Award (including Shares not issued to satisfy withholding taxes or to satisfy the exercise price of an Award), the Shares shall, to the extent of such forfeiture, termination, expiration, cash settlement or non-issuance, again be available for the grant of Awards under this Plan. In the event that any Option or other Award is exercised through the tendering of Shares (either actually or by attestation), or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation), then the Shares so tendered shall be available for the grant of Awards under this Plan. Notwithstanding the foregoing, no Shares may again be awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option.
6.    Options.
6.1     Types of Option Grants. Options granted under this Plan shall be either Incentive Stock Options or Nonqualified Stock Options, as the Committee designates; provided, that Incentive Stock Options may only be granted to Eligible Persons who are Section 422 Employees on the Date of Grant. Each Option granted under this Plan shall be identified either as a Nonqualified Stock Option or an Incentive Stock Option, and each Option shall be evidenced by an Agreement that specifies the terms and conditions of the Option. Options shall be subject to the terms and conditions set forth in this Section 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify. The Committee may, in its discretion, condition the grant or vesting of an Option upon the achievement of one or more specified Performance Goals.
6.2     Exercise Price. The Exercise Price of an Option granted under this Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, on the Date of Grant is a Ten-Percent Stockholder, the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant.
6.3     Option Exercise Period. The Committee shall determine the Option Period for an Option, which shall be specifically set forth in the Agreement; provided, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

7.    SARs.
7.1     Terms and Conditions of SAR. A SAR granted under this Plan shall be evidenced by an Agreement specifying the terms and conditions of the Award.
7.2 Grant of SAR. A SAR may be granted under this Plan:
(a)    in connection with, and at the same time as, the grant of an Option under this Plan;
(b)    by amendment of an outstanding Option granted under this Plan; or
(c)    independently of any Option granted under this Plan.
A SAR described in clause (a) or (b) of the preceding sentence is a Related SAR. A Related SAR may, in the Committee’s discretion, apply to all or any portion of the Shares subject to the Related Option.
7.3     Exercise of SAR. A SAR may be exercised in whole or in part as provided in the applicable Agreement. Subject to the terms of the Agreement, a SAR entitles a Participant to receive, upon exercise and without payment to the Company (but subject to required tax withholding), either cash or that number of Shares (equal to the highest whole number of Shares), or a combination thereof, in an amount or having an aggregate Fair Market Value as of the Date of Exercise not to exceed the number of Shares subject to the portion of the SAR exercised multiplied by an amount equal to the excess of:
(a)    the Fair Market Value on the Date of Exercise of the SAR; over
(b)    either (i) the Fair Market Value on the Date of Grant (or such amount in excess of the Fair Market Value as the Committee may specify) of the SAR if it is not a Related SAR, or (ii) the Exercise Price as provided in the Related Option if the SAR is a Related SAR.
7.4     SAR Exercise Period. The Committee shall determine the period during which a SAR may be exercised, which period shall be specifically set forth in the Agreement; provided, that:
(a)    a SAR will expire no later than the earlier of (i) ten years from the Date of Grant, or (ii) in the case of a Related SAR, the expiration of the Related Option; and
(b)    a Related SAR that is related to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable.
7.5     Share Adjustment with Related SAR or Related Option. The exercise, in whole or in part, of a Related SAR shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related SAR is exercised. The exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the Related SAR equal to the number of Shares with respect to which the Related Option is exercised.

8.    Exercise of Options and SARs. An Option or SAR may be exercised, in whole or in part and subject to the terms of the applicable Agreement evidencing the Award, by the Participant’s delivering to the Company a notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by:
8.1     the Participant’s full payment for the Shares with respect to which the Option is exercised; or
8.2     to the extent provided in the applicable Agreement or otherwise authorized by the Committee;
(a)    payment may be affected by irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Option (a broker-assisted cashless exercise);
(b)    payment may be made by delivery (including constructive delivery) of unencumbered Shares (provided that if the Shares were acquired pursuant to another option or other award granted under this Plan or under any other compensation plan maintained by the Company or any Affiliate, the Shares shall have been held for such period, if any, as the Committee may specify) valued at Fair Market Value on the Date of Exercise; or
(c)    payment may be made by the Company withholding Shares that would otherwise be issued in connection with the exercise of the Option.
9.    Restricted Stock Awards. Each grant of Restricted Stock under this Plan shall be subject to an Agreement, stock certificate transfer legend, or stop transfer instructions to the Company’s stock transfer agent, specifying the terms and conditions of the Award. Restricted Stock granted under this Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as the Committee may specify. The terms and conditions may provide, in the discretion of the Committee, for the lapse of transfer restrictions or forfeiture provisions to be accelerated or contingent upon the achievement of one or more specified Performance Goals, provided that the minimum period with respect to which such Performance Goals are measured shall be one year (pro-rated in the case of a newly hired Employee), except in the event of a Change of Control.
10.    Restricted Stock Unit Awards. Each grant of Restricted Stock Units under this Plan shall be evidenced by an Agreement that (a) provides for the issuance of Shares to a Participant at such time(s) as the Committee may specify, and (b) contains such other terms and conditions as the Committee may specify, including terms that condition the issuance of Shares upon the achievement of one or more specified Performance Goals, provided that the minimum performance period with respect to which such Performance Goals are measured shall be one year (pro-rated in the case of a newly hired Employee), except in the event of a Change of Control.
11.    Performance Awards. Each Performance Award granted under this Plan shall be evidenced by an Agreement that (a) provides for the payment of cash or issuance of Shares or Awards contingent upon the attainment of one or more specified Performance Goals over such period as the Committee may specify, provided that the minimum performance period with respect to which such Performance Goals are measured shall be one year (pro-rated in the case of a newly hired Employee), except in the event of a Change of Control, and (b) contains such other terms and conditions as the Committee may specify. For purposes of Section 5.2, a Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award.
12.    Dividends and Dividend Equivalents. The terms of an Award may, subject to such terms and conditions as the Committee may specify, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares covered by the Award, which payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or Shares, as determined by the Committee. Notwithstanding the foregoing, any dividend or dividend equivalent payments relating to Performance Awards or other Awards which vest based on the achievement of Performance Goals shall only be earned to the extent the Performance Goals are met with respect to the applicable Award to which such dividend or dividend equivalents relate.
13.    Other Stock-Based Awards. The Committee may in its discretion grant stock-based awards of a type other than those otherwise provided for in this Plan, including the offer for sale, or the outright grant, of unrestricted Shares (“Other Stock-Based Awards”). Other Stock-Based Awards shall cover such number of Shares and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting of the Other Stock-Based Award upon the achievement of one or more Performance Goals, provided that the minimum period with respect to which such Performance Goals are measured shall be one year (pro-rated in the case of a newly hired Employee), except in the event of a Change of Control.
14.    Capital Events and Adjustments.
14.1     Automatic Adjustments. Unless otherwise determined by the Committee on or prior to the date of an Automatic Adjustment Event, upon the occurrence of an Automatic Adjustment Event, each of the following shall, automatically and without need for Committee action, be proportionately adjusted:
(a)    the number of Shares subject to outstanding Awards;
(b)    the per Share Exercise Price of Options and the per Share base price upon which payments under SARs that are not Related SARs are determined;
(c)    the aggregate number Shares as to which Awards thereafter may be granted under this Plan; and
(d)    the maximum number of Shares with respect to which an Employee may be granted Awards during any calendar year.
14.2     Discretionary Adjustments. Subject to Section 14.1, in the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, extraordinary cash dividend, combination or exchange of shares, merger, consolidation, liquidation or the like, the Committee shall, as it deems equitable in its discretion, provide for a substitution for or adjustment in:
(a)    the number and class of securities subject to outstanding Awards or the type of consideration to be received upon the exercise or vesting of outstanding Awards;
(b)    the Exercise Price of Options and the base price upon which payments under SARs that are not Related SARs are determined;
(c)    the aggregate number and class of securities for which Awards thereafter may be granted under this Plan; and
(d)    the maximum number of securities with respect to which an Employee may be granted Awards during any calendar year.
Any provision of this Plan or any Agreement to the contrary notwithstanding, in the event of a merger or consolidation to which the Company is a party, the Committee shall take such actions, if any, as it deems necessary or appropriate to prevent the enlargement or diminishment of Participants’ rights under this Plan and Awards granted hereunder, and may, in its discretion, cause any Award granted hereunder to be canceled in consideration of a cash payment equal to the fair value of the canceled Award, as the Committee determines in its discretion.
15.    Deferrals. Subject to Section 23.8, the Committee may permit or require a Participant to defer the Participant’s receipt of Shares or cash that would otherwise be due to the Participant pursuant to the terms of an Award upon such terms and conditions as the Committee may establish.
16.    Termination or Amendment. The Board may amend or terminate this Plan in any respect at any time; provided, that after the stockholders of the Company have approved this Plan, the Board shall not amend or terminate this Plan without approval of (a) the Company’s stockholders to the extent (i) the amendment relates to clause (b) of Section 17.1 or (ii) applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, requires stockholder approval of the amendment, and (b) each affected Participant if the amendment or termination would adversely affect the Participant’s rights or obligations under any Award granted prior to the date of the amendment or termination.
17.    Modification, Substitution of Awards.
17.1     Modification of Awards; No Reduction in Exercise Price. Subject to the terms and conditions of this Plan, the Committee may modify the terms of any outstanding Awards; provided, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair, or materially and adversely impair, any of the Participant’s rights or obligations under the Award, and (b) subject to Section 14, in no event may (i) an Option be modified to reduce the Exercise Price of the Option, (ii) a SAR be modified to reduce the applicable Exercise Price (in the case of a Related SAR) or base price (in the case of other SARs), (iii) an Option or SAR be cancelled or surrendered in consideration for the grant of a new Option or SAR with a lower Exercise Price or base price, or (iv) an Option or SAR be cancelled or surrendered in exchange for cash or another Award (other than in connection with a Substitute Award or a Change of Control of the Company).
17.2     Substitution of Awards. Anything contained herein to the contrary notwithstanding, Awards may, in the Committee’s discretion, be granted under this Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the Substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. Substitute Awards granted hereunder shall not be counted toward (i) the Share limit imposed by Section 5.1 or (ii) the Share limit imposed by Section 5.2. Further, any shares available under a stockholder approved plan of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates, may be used for Awards under this Plan and shall not be counted toward (i) the Share limit imposed by Section 5.1 or (ii) the Share limit imposed by Section 5.2, except to the extent required by the rules of the principal securities market on which the Company’s shares are traded.
18.    Foreign Employees. Without amendment of this Plan, the Committee may grant Awards to Eligible Persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan. The Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any of its Affiliates operates or has employees.
19.    Stockholder Approval. This Plan and any amendments to the Plan requiring stockholder approval pursuant to Section 16 are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board.
20.    Withholding. The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state, local and foreign tax withholding requirements. In accordance with such rules as the Committee may prescribe, a Participant may satisfy any withholding tax requirements by one or any combination of the following means:
20.1 tendering a cash payment;
20.2     authorizing the Company to withhold Shares otherwise issuable to the Participant; or
20.3 delivering to the Company already-owned and unencumbered Shares.
21.    No Loans. Notwithstanding any other provision of this Plan to the contrary, no loans will be permitted by the Company to the Company’s designated executive officers or directors, including without limitation a loan in conjunction with the exercise of an Option or SAR.

22.    Term of Plan. Unless the Board terminates this Plan pursuant to Section 16 on an earlier date, this Plan shall terminate on the date that is ten years after the Effective Date, and no Awards may be granted after such termination date. The termination of this Plan shall not affect the validity of any Award outstanding on the date of termination.
23.    General Provisions.
23.1     No Legal or Equitable Rights Conferred. The establishment of this Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in this Plan. Participation in this Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.
23.2     Power of Company to Issue Awards or Adopt Other Plans. Neither the adoption of this Plan nor its submission to the Company’s stockholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, or other awards otherwise than under this Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of stockholder approval upon the same.
23.3     Non-Transferability of Awards. The interests of any Eligible Person under this Plan or Awards granted hereunder are not subject to the claims of creditors and may not, in any way, be transferred, assigned, alienated or encumbered, except to the extent provided in an Agreement to (a) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (b) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (a), (c) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (a) are the only partners, members or stockholders or (d) for charitable donations.
23.4     Governing Law. This Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware without giving effect to the conflict of laws principles.
23.5     Award Restrictions. The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that the person is acquiring the Shares without a view to distribution thereof. The certificates for the Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on certificates for Shares to make appropriate reference to the restrictions.
23.6     Regulatory Approvals and Compliance with Securities Laws. The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under this Plan, or record any person as a holder of record of Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies the Committee deems necessary, and without complying to the Board’s or Committee’s complete satisfaction, with all rules and regulations, under federal, state or local law the Committee deems applicable.
23.7     Non-certificated Award; No Fractional Shares. To the extent that this Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded. No fractional Shares shall be issued or delivered pursuant to this Plan or any award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional Shares or whether any fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
23.8     Section 409A of the Code. Awards shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and each Agreement under the Plan is intended to meet the requirements of Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or payment, settlement or deferral thereof, is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code, including regulations or other guidance issued with respect thereto, such that the grant, payment, settlement or deferral shall not be subject to the additional tax or interest applicable under Section 409A of the Code. Moreover, notwithstanding anything in the Plan to the contrary, if a Participant is determined to be a “specified employee” (as defined in Section 409A of the Code) for the year in which the Participant terminates employment, any payment due under the Plan or an Agreement that is not permitted to be paid on the date of such termination without the imposition of additional taxes, interest and penalties under Section 409A of the Code shall be paid on the first business day following the six-month anniversary of the Participant’s date of termination or, if earlier, the Participant’s death.
23.9     Clawback. Notwithstanding any provision in this Plan to the contrary, Awards granted under this Plan shall be subject to cancellation, forfeiture and recovery in accordance with the YRC Worldwide Executive Compensation Recovery Policy, as the same may be amended from time to time, or any other compensation recovery policy that may be adopted by the Company after the date hereof, including any compensation recovery policy adopted pursuant to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.